                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                       Effective Date
----                                                       --------------
Schwab International Index Fund - Investor Shares          July 21, 1993

Schwab International Index Fund - Select Shares            April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares              October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as     September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known      September 25, 1995
as Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly        September 25, 1995
known as Schwab Asset Director-Conservative Growth
Fund)

Schwab S&P 500 Fund - e.Shares                             February 28, 1996

Schwab S&P 500 Fund - Investor Shares                      February 28, 1996

Schwab S&P 500 Fund - Select Shares                        April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab          May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund - Investor         September 2, 1996
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as          October 13, 1996
Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as      October 13, 1996
Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as     August 3, 1997
Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly         April 16, 1998
known as Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                          October 28, 1998

Institutional Select Large-Cap Value Index Fund            October 28, 1998

Institutional Select Small-Cap Value Index Fund            October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares     April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares       April 15, 1999

Communications Focus Fund                                  May 15, 2000

Financial Services Focus Fund                              May 15, 2000

Health Care Focus Fund                                     May 15, 2000

Technology Focus Fund                                      May 15, 2000

Schwab Hedged Equity Fund                                  August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares             June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares               June 27, 2003

Schwab Dividend Equity Fund - Investor Shares              September 2, 2003

Schwab Dividend Equity Fund - Select Shares                September 2, 2003



                                       SCHWAB CAPITAL TRUST

                                       By:
                                           -------------------
                                             Stephen B. Ward,
                                             Senior Vice President
                                             and Chief Investment Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:
                                           -------------------
                                             Fred Potts,
                                             Senior Vice President


Dated as of
            ------------------

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                                   FEE
----                                                                   ---
Schwab International Index Fund - Investor Shares                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab International Index Fund - Select Shares                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares                          Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small-Cap Index Fund - Select Shares                            Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset    Five one-hundredths of one percent (.05%) of the
Director-High Growth Fund)                                             Fund's average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab        Five one-hundredths of one percent (.05%) of the
Asset Director-Balanced Growth Fund)                                   Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab    Five one-hundredths of one percent (.05%) of the
Asset Director-Conservative Growth Fund)                               Fund's average daily net assets

Schwab S&P 500 Fund-Investor Shares                                    Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                                           Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares                                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Analytics Fund                                                  Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab International MarketMasters Fund-Investor Shares (formerly      Five one-hundredths of one percent (.05%) of the
known as Schwab MarketManager International Portfolio and Schwab       Fund's average daily net assets
OneSource Portfolios-International)

FUND                                                                   FEE
----                                                                   ---
Schwab International MarketMasters Fund - Select Shares (formerly known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab               Five one-hundredths of one percent (.05%) of the
MarketManager Growth Portfolio and Schwab OneSource                    Fund's average daily net assets.
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab           Five one-hundredths of one percent (.05%) of the
MarketManager Balanced Portfolio and Schwab OneSource                  Fund's average daily net assets.
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab          Five one-hundredths of one percent (.05%) of the
MarketManager Small Cap Portfolio and Schwab OneSource                 Fund's average daily net assets.
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab     Five one-hundredths of one percent (.05%) of the
Asset Director-Aggressive Growth Fund)                                 Fund's average daily net assets

Institutional Select S&P 500 Fund                                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Institutional Select Small-Cap Value Index Fund                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor Shares                 Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select Shares                   Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Communications Focus Fund                                              Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Financial Services Focus Fund                                          Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Health Care Focus Fund                                                 Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Technology Focus Fund                                                  Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Hedged Equity Fund                                              Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

FUND                                                                   FEE
----                                                                   ---
Schwab Small-Cap Equity Fund - Investor Shares                         Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares                           Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Dividend Equity Fund - Investor Shares                          Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Dividend Equity Fund - Select Shares                            Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets


                                      SCHWAB CAPITAL TRUST

                                      By:
                                          ---------------------
                                            Stephen B. Ward,
                                            Senior Vice President
                                            and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:
                                          ---------------------
                                            Fred Potts,
                                            Senior Vice President


Dated as of
            ------------------